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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 30, 1998



                         THE BEAR STEARNS COMPANIES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-8989                                        13-3286161
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(Commission File Number)                  (I.R.S. Employer Identification No.)


  245 PARK AVENUE, NEW YORK, NEW YORK                       10167
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(Address of Principal Executive Offices)                 (Zip Code)


             (212) 272-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333- 43565) as an exhibit to such Registration Statement:


         4(a)(2) --Supplemental Indenture, dated as of January 29, 1998, to the Indenture, dated as of May 31, 1991, between The Bear Stearns Companies Inc. and The Chase Manhattan Bank (formerly Chemical and successor by merger to Manufacturers Hanover Trust Company.)(1)
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         (1)  Filed herewith.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.


Date:  January 29, 1998                     By: /s/ Samuel L. Molinaro, Jr.
                                                ---------------------------
                                                Samuel L. Molinaro, Jr.
                                                Senior Vice President- Finance
                                                and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.:                   Description:                       Page No.:
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4(a)(2)                        Supplemental Indenture.                4